Securities Act File No. 2-10694

                      Pilgrim Corporate Leaders Trust Fund

                      Supplement dated March 1, 2001 to the
                         Prospectus dated July 31, 2000.

MERGER OF ING PILGRIM INVESTMENTS, INC. INTO ING PILGRIM INVESTMENTS, LLC

Effective February 26, 2001, ING Pilgrim Investments, Inc., the Sponsor of Pilgrim Corporate Leaders Trust Fund ("Trust"), merged into ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC will continue to sponsor the Trust under the existing Trust Indenture. All of the investment professionals, officers and employees of ING Pilgrim Investments, Inc. will continue in their capacities as officers and employees of ING Pilgrim Investments, LLC, and the same personnel will be responsible for providing the administrative services to the Trust. The merger will not result in a change in the administrative fee paid by the Trust.



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